Exhibit 10.2

AMENDMENT TO SECOND AMENDED AND RESTATED
LIQUIDITY ASSET PURCHASE AGREEMENT

(re: Mohawk Factoring, Inc.)

This Amendment to the Second Amended and Restated Liquidity Asset Purchase Agreement (this "Amendment") is entered into as of August 2, 2004 among BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, individually as a Liquidity Purchaser, as Liquidity Agent, and as Blue Ridge Agent.  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Liquidity Agreement (hereinafter defined).

RECITALS:

WHEREAS, the parties hereto have entered into a Second Amended and Restated Liquidity Asset Purchase Agreement, amended and restated as of August 4, 2003 (the "Liquidity Agreement"); and

WHEREAS, the parties hereto desire to amend the Liquidity Agreement in a manner consistent with the requirements set forth therein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.   Amendment to the Liquidity Agreement.  The definition of "Purchase Termination Date" is hereby amended and restated to read in its entirety as follows:

"Purchase Termination Date" means August 1, 2005.

            SECTION 2.  Liquidity Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Liquidity Agreement shall remain in full force and effect.  All references to the Liquidity Agreement shall be deemed to mean the Liquidity Agreement as modified hereby.  This Amendment shall not constitute a novation of the Liquidity Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Liquidity Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3.  Miscellaneous.

                        (a)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                        (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

                        (c)             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Blue Ridge Agent and Liquidity Agent

By:_______________________
Name:

Title:

BLUE RIDGE ASSET FUNDING CORPORATION

By:            Wachovia Capital Markets, LLC,
            as Attorney-In-Fact

By:_______________________
Name:

Title: